Exhibit 21

LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2009

State/Country of
Name	Incorporation

Garff Puente Hills, LLC	California
Sangart, Inc.	California
Baldwin Enterprises, Inc.	Colorado
NSAC, Inc.	Colorado
Peak Ski Rentals LLC	Colorado
RRP, Inc.	Colorado
ResortQuest Telluride, LLC	Colorado
Ten Mile Holdings, Ltd.	Colorado
12103 Hickman Road LLC	Delaware
A3D Automotive, L.L.C.	Delaware
AC Barbados, LP	Delaware
A.I.C. Financial Corporation	Delaware
American Investment Company	Delaware
Ankeny Land, LLC	Delaware
Antilles Crossing International, LP	Delaware
Antilles Crossing, LP	Delaware
Arch B, LLC	Delaware
Aspen Lodging Company, LLC	Delaware
Baldwin Aircraft Leasing, LLC	Delaware
Baldwin Carib, LP	Delaware
Baldwin Carter Corp.	Delaware
Baldwin-CIS L.L.C.	Delaware
Baldwin Energy, Inc.	Delaware
Baldwin Indiana Energy, Inc.	Delaware
BEI Arch Holdings, LLC	Delaware
BEI Jeffvest, LLC	Delaware
BEI-Longhorn, LLC	Delaware
BEI LNG Development Corp.	Delaware
BEI Park Central, Inc.	Delaware
BEI Resources Corp.	Delaware
BEI-RZT Corporation	Delaware
BEI-RZT Management, LLC	Delaware
BEI-Science, Inc.	Delaware
BEI TX Energy Corp.	Delaware
BELLPET, LLC	Delaware
Berkadia Commercial Mortgage Inc.	Delaware
Berkadia Commercial Mortgage LLC	Delaware
Berkadia Commercial Mortgage Holding LLC	Delaware
Berkadia Commercial Mortgage Partners LLC	Delaware
BHR Holdings, Inc.	Delaware
BIA Investments, LLC	Delaware
Burnham Developer, LLC	Delaware
Champion Land, LLC	Delaware
Caribbean Fiber Holdings, LP	Delaware
Chamisal Vineyards, LLC	Delaware
Chardaho, LLC	Delaware
Charwin Timber, LLC	Delaware

Exhibit 21

LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2009, continued

State/Country of
Name	Incorporation

Chicago Clean Energy, LLC	Delaware
Choober, LLC	Delaware
CL LAND, LLC	Delaware
Cloudrock Land Company LLC	Delaware
Coates, Reid & Waldron, LLC	Delaware
Conwed Corporation	Delaware
Conwed Plastics LLC	Delaware
Conwed Plastics Acquisition Company LLC	Delaware
Conwed Plastics Acquisition II LLC	Delaware
Conwed Plastics Acquisition III LLC	Delaware
CP Two Louisiana, LLC	Delaware
CP Two Louisiana Member, LLC	Delaware
CPTL Acquisition, LLC	Delaware
Crimson Wine Group, Ltd.	Delaware
CX Aviation, LLC	Delaware
CXL Aviation, LLC	Delaware
Darsen, LLC	Delaware
Double Canyon Vineyards, LLC	Delaware
Garcadia Auto, LLC	Delaware
Garcadia Holdings, LLC	Delaware
Garcadia Investments, LLC	Delaware
Garcadia Motors, LLC	Delaware
GL Ankeny, LLC	Delaware
GL Ankeny Ford, LLC	Delaware
GL AOD, LLC	Delaware
GL Casa, LLC	Delaware
GL CCC, LLC	Delaware
GL Clear Lake, LLC	Delaware
GL Dodge City, LLC	Delaware
GL HOD, LLC	Delaware
GL Huntington Beach, LLC	Delaware
GL Northwest, LLC	Delaware
GL Orange, LLC	Delaware
GL Southtown, LLC	Delaware
GL Texan, LLC	Delaware
GL TOD, LLC	Delaware
Glen Cove TND, LLC	Delaware
HB Land, LLC	Delaware
HFH Distressed Credit Fund, L.P.	Delaware
Idaho Holding Corp.	Delaware
IH Communications, LLC	Delaware
Imperial Valley Resource Recovery Company, L.L.C.	Delaware
Indiana Gasification, LLC	Delaware
JAMLAND CORP.	Delaware
JAMLAND, LLC	Delaware
Jefferson Way LLC	Delaware

Exhibit 21

LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2009, continued

State/Country of
Name	Incorporation

Jericho One Corp.	Delaware
Keen Energy Services, LLC	Delaware
Lake Charles Corp.	Delaware
Lake Charles Cogeneration LLC	Delaware
LCH Opportunities, LLC	Delaware
Leucadia Aviation, Inc.	Delaware
Leucadia Cellars and Estates, LLC	Delaware
Leucadia-Eagle Corporation	Delaware
Leucadia Energy, LLC	Delaware
Leucadia LLC	Delaware
Leucadia Investors, LLC	Delaware
Leucadia Property Holdings, Ltd.	Delaware
Leucadia Symphony Ltd.	Delaware
LNC Investments, LLC	Delaware
LNG Development Company, LLC	Delaware
LP Valley Bio-Power, LLC	Delaware
L-Credit, LLC	Delaware
LR Credit, LLC	Delaware
LR Credit 1, LLC	Delaware
LR Credit 2, LLC	Delaware
LR Credit 3, LLC	Delaware
LUK-A3D, LLC	Delaware
LUK Acquisition III, LLC	Delaware
LUK Broadcasting, LLC	Delaware
LUK-Carib, LLC	Delaware
LUK CLEC LLC	Delaware
LUK-Fortescue, LLC	Delaware
LUK-Goober, LLC	Delaware
LUK - HY Fund, LLC	Delaware
LUK-MB LLC	Delaware
LUK-MB1, LLC	Delaware
LUK-MB2, LLC	Delaware
LUK-MB3, LLC	Delaware
LUK-MB4, LLC	Delaware
LUK-MB5, LLC	Delaware
LUK-MB1 Holdings, LLC	Delaware
LUK-Myrtle Beach, LLC	Delaware
LUK-PCI, LLC	Delaware
LUK-PCI Energy Venture, LLC	Delaware
LUK-Ranch Entertainment, LLC	Delaware
LUK - Saffran, LLC	Delaware
LUK Servicing, LLC	Delaware
LUK-Shop, L.L.C.	Delaware
LUK-Symphony, LLC	Delaware
LUK-Symphony Management, LLC	Delaware

Exhibit 21

LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2009, continued

State/Country of
Name	Incorporation

LUK - Visible, LLC	Delaware
LUK-WL Corp.	Delaware
Lympus, LLC	Delaware
Maine Isles, LLC	Delaware
Maine Seaboard Realty, LLC	Delaware
Mississippi Gasification, LLC	Delaware
MK Resources LLC	Delaware
Nead Corporation	Delaware
Neward Corporation	Delaware
North East Point, LLC	Delaware
NW Land, LLC	Delaware
One Technology Center, LLC	Delaware
Oregon LNG Marketing Company, LLC	Delaware
Oregon Pipeline Company, LLC	Delaware
Palm Isle Capital, LLC	Delaware
Panama City BEI Holdings, LLC	Delaware
Panama City Land Company, LLC	Delaware
Park Central Investor LLC	Delaware
Pine Ridge Winery, LLC	Delaware
Premier Entertainment Biloxi, LLC	Delaware
Prepaid Cards, LLC	Delaware
Prepaid Card Holdings, LLC	Delaware
Rastin Investing LLC	Delaware
ResortQuest Alabama, LLC	Delaware
ResortQuest Charleston, LLC	Delaware
ResortQuest Colorado, LLC	Delaware
ResortQuest Delaware, LLC	Delaware
ResortQuest Delaware Real Estate, LLC	Delaware
ResortQuest Hilton Head, LLC	Delaware
ResortQuest Idaho, LLC	Delaware
ResortQuest International, Inc.	Delaware
ResortQuest Myrtle Beach, LLC	Delaware
ResortQuest Real Estate of Alabama, LLC	Delaware
ResortQuest Real Estate of Myrtle Beach, LLC	Delaware
ResortQuest Southwest Florida, LLC	Delaware
ResortQuest Steamboat, LLC	Delaware
Rockport Properties, LLC	Delaware
RQI Acquisition, LLC	Delaware
Seegal Benson Leucadia Partners, LLC	Delaware
Stan Land Co., LLC	Delaware
STi CC 1, LLC	Delaware
STi CC 2, LLC	Delaware
STi Prepaid, LLC	Delaware
Symphony Health Services, Inc.	Delaware
Texan-LUK Land, LLC	Delaware
TLCO Group Holdings, Inc.	Delaware
Tops’l Development, LLC	Delaware
Tops’l Development II, LLC	Delaware
Abbott & Andrews Realty, LLC	Florida

Exhibit 21

LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2009, continued

State/Country of
Name	Incorporation

Draper Lake, LLC	Florida
LUK-Draper, Inc.	Florida
ResortQuest Orlando, LLC	Florida
ResortQuest Northwest Florida, LLC	Florida
ResortQuest Real Estate of Florida, LLC	Florida
ResortQuest Referrals, LLC	Florida
Rosemary Beach Cottage Rental Company	Florida
Rosemary Beach Land Company	Florida
Rosemary Beach Realty Inc.	Florida
St. Andrew Bay Land Company, LLC	Florida
The Tops’l Group, Inc.	Florida
Tops’l Club of NW Florida, LLC	Florida
Alumni Forest Products, LLC	Georgia
Idaho Timber, LLC	Idaho
Idaho Timber of Boise, LLC	Idaho
Idaho Timber of Texas, LLC	Idaho
Idaho Timber of Kansas, LLC	Idaho
Idaho Timber of North Carolina, LLC	Idaho
Idaho Timber of Albuquerque, LLC	Idaho
Idaho Timber of Montana, LLC	Idaho
Idaho Timber of Idaho, LLC	Idaho
Idaho Timber of Mountain Home, LLC	Idaho
Idaho Timber of Carthage, LLC	Idaho
Idaho Cedar Sales, LLC	Idaho
College Life Development Corporation	Indiana
Professional Data Management, LLC	Indiana
GAR, LLC	Mississippi
TTP Corporation	Nevada
Empire Insurance Company	New York
LR Credit 4, LLC	New York
LR Credit 5, LLC	New York
LR Credit 6, LLC	New York
LR Credit 7, LLC	New York
LR Credit 8, LLC	New York
LR Credit 9, LLC	New York
LR Credit 10, LLC	New York
LR Credit 11, LLC	New York
LR Credit 12, LLC	New York
LR Credit 13, LLC	New York
LR Credit 14, LLC	New York
LR Credit 15, LLC	New York
LR Credit 16, LLC	New York
LR Credit 17, LLC	New York
LR Credit 18, LLC	New York
LR Credit 19, LLC	New York
LR Credit 20, LLC	New York
LR Credit 21, LLC	New York

Exhibit 21

LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2009, continued

State/Country of
Name	Incorporation

LUK-REN, Inc.	New York
New Suffolk Land Co. LLC	New York
New Suffolk Land Co. I LLC	New York
New Suffolk Land Co. II LLC	New York
New Suffolk Land Co. III LLC	New York
New Suffolk Land Co. IV LLC	New York
PLRC, LLC	New York
Phlcorp, Inc.	Pennsylvania
Resort Rental Vacations, LLC	Tennessee
American Investment Holdings, LLC	Utah
Aviation Leasing Company, LLC	Utah
Baxter Investment Company, LLC	Utah
Leucadia Financial Corporation	Utah
Leucadia International Corporation	Utah
Leucadia Properties, Inc.	Utah
ResortQuest Park City, LLC	Utah
Silver Mountain Industries, Inc.	Utah
Telluride Properties Acquisition, Inc.	Utah
Terracor II	Utah
WMAC Investment Corporation	Wisconsin
Canadian International Power Company Limited	Wyoming
AC (Barbados) IBC, Inc.	Barbados
Tele (Barbados) Inc.	Barbados
Conwed Plastics NV	Belgium
STi Customer Care	Dominican Republic
Capmark Overseas Processing India Private Limited	India
Conwed Plastics Mexico S de RL de CV	Mexico
Servicios Conwed Plastics Mexico S de RL de CV	Mexico
Antilles Crossing Holding Company (St. Lucia) Limited	St. Lucia
Antilles Crossing (St. Lucia) Limited	St. Lucia
Antilles Crossing - St. Croix, Inc.	U.S. Virgin Islands

Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of December 31, 2009.